UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2003

FIVE STAR QUALITY CARE, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-16817	04-3516029
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

400 Centre Street, Newton, Massachusetts		02458
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:  617-796-8387

Item 7.  Financial Statements and Exhibits.

(c)                                  Exhibits

Five Star Quality Care, Inc. (the “Company”) hereby furnishes the following exhibit:

99.1                           Press release dated November 12, 2003

Item 12.  Results of Operation and Financial Condition.

On November 12, 2003, the Company issued a press release setting forth the Company’s results of operations and financial condition for the quarter and nine months ended September 30, 2003.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

	By:	/s/ Bruce J. Mackey Jr.
Name: Bruce J. Mackey Jr.
Title: Treasurer and Chief Financial Officer

Date: November 13, 2003